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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 19, 2002
                        (Date of earliest event reported)


                                 CITIZENS, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                   0-16509                 84-0755371
          --------                   -------                 ----------
(State or other jurisdiction       (Commission             (IRS Employer
       incorporation               File Number)         Identification Number)


400 East Anderson Lane
    Austin, Texas                                              78752
----------------------                                         -----
(Address of principal                                        (Zip Code)
  executive offices)

                                 (512) 837-7100
                                 --------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On July 19, 2002, Citizens, Inc. ("Citizens") submitted an application to the New York Stock Exchange to list the Citizens Class A Common Stock, which is presently listed for trading on the American Stock Exchange. It is proposed that the current trading symbol for the Class A Common Stock, "CIA," remain unchanged. Management anticipates that the New York Stock Exchange will provide comments on the listing application within the next few weeks, and a listing decision will be made sometime in August, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  None.




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                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CITIZENS, INC.


                                             By: /s/ Mark A. Oliver
                                                 -------------------------------
                                                 Mark A. Oliver, FLMI, President

Date:  July 19, 2002



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